U.S. SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 29, 2004

(Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.

(Exact Name of Registrant as Specified in its Charter)

Canada (State or Other Jurisdiction of Incorporation)	1-1035 (Commission File Number)	N/A (IRS employer Identification No.)

122 – 1st Avenue South
Saskatoon, Saskatchewan, Canada S7K 7G3
306-933-8500

(Address and telephone number of the registrant’s principal executive offices)

N/A

(Former name or former address, if changed since last report)

Current Report on Form 8-K
Item 12. Results of Operations and Financial Condition
Signature
Index to Exhibits
News Release dated July 29, 2004

Potash Corporation of Saskatchewan Inc.
Current Report on Form 8-K

Item 12. Results of Operations and Financial Condition

     On July 29, 2004, Potash Corporation of Saskatchewan Inc. issued a news release announcing its financial results for the second quarter ended June 30, 2004. A copy of the news release is attached as Exhibit 99.1. This news release includes certain non-GAAP financial measures and a reconciliation of those measures to the most directly related comparable GAAP measures.

     The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Potash Corporation of Saskatchewan Inc.
	By:	/s/ John L.M. Hampton
John L.M. Hampton
Date: July 29, 2004		Senior Vice President, General Counsel and Secretary Potash Corporation of Saskatchewan Inc.

Index to Exhibits

Exhibit Number	Description of Document
99.1	News release, dated July 29, 2004, issued by Potash Corporation of Saskatchewan Inc.